Related Parties Balances and Transactions	12 Months Ended
Dec. 31, 2024
Related Parties Balances and Transactions [Abstract]
Related Parties Balances and Transactions

Note 14 - Related Parties Balances and Transactions

1.	On May 10 and June 21, 2022, the Company’s board of directors and shareholders, respectively, approved a bonus plan for 2022 for the Company’s officers. The bonus plan defined specified millstones (in fields of clinic trial progress, business developments and raise of money) which their achievements entitled the officers with different percentages out of fix amount of bonus. As detailed in the plan, such bonuses (if entitled) will be paid in cash or, if the Company has less than $6 million of cash and cash equivalents and deposits on December 31, 2022, a number of ordinary shares of the Company with a value equal to the cash bonus amount to which the officer would otherwise have been entitled, valuing each ordinary share at the closing price of the Company’s shares on Nasdaq on December 31, 2022. Since the cash and cash equivalents and deposits on December 31,2022 was more than $6 million, the 2022 bonus should have been paid in cash. Based on the goals achieved as of December 31, 2022, the Company recorded a payment liability in the amount of $370 thousand which has been recorded as salary fee in the year ending December 31, 2022. In March 2023, certain officer’s 2022 bonus was replaced by issuance of RSUs and an update to 2022 annual bonus of the CEO was approved (see also Note 10).

2.	During March and May 2023, certain officers and directors were granted with options and RSUs, see also Note 10.

3.	In March and May, 2023, the Company’s board of directors and shareholders, respectively, approved a bonus plan for 2023 for the Company’s officers. The bonus plan defined specified millstones (in fields of clinic trail progress, regulatory efforts, business developments and raise of money) which their achievements entitled the officers with different percentages out of fix amount of bonus.

4.	In May 2024, the Company’s board of directors approved a change to the 2023 bonuses plan to the Company’s officers for which included a change to the bonus calculations previously approved. Following the change, such bonuses will become effective and paid only after a capital raise, that will allow the initiation of the Company’s planned phase 3 clinical study, of at least $18 million. The aggregate amount of the potential bonus payable to the officers after such capital raise will be approximately $0.8 million.

5.	In May 2024, the Company’s board of directors approved a bonus plan for 2024 for certain Company’s officers. The bonus plan defined specified millstones (in fields of clinic trail progress, regulatory affairs, business developments and capital raising).
5.	On June 27, 2024, the Company’s annual general meeting of shareholders approved the following proposed resolutions, among others:

1.	An acceleration of the vesting of the 18,000 unvested options of a former director, and extending the term of the unexercised options, such that they will expire 10 years from the date of grant

2.	To approve a 2024 bonus plan for the Company’s CEO Officer of the Company, based on the achievement of certain Company milestones.

3.	To approve the renewal of Mr. Alon Ben-Noon’s the Company’s CEO’s employment agreement with the Company and in addition, an update to his salary in the event that the Company raises an aggregate of US 25,000,000.

4.	To approve the grant of 160,000 RSUs to the Company’s directors, see Note 10.

6.	On December 17, 2024, the Company’s CEO, together with CFO, CMO, CTO, COO, signed a waiver letter with respect to bonuses, that they were entitled for the years 2022-2024 in their capacity as shareholders. As part of this waiver, the Company recorded an amount of $1,434 thousands within additional paid in capital.

7.	During August and December 2024, the Company entered into a share purchase agreement with certain senior management, see also Note 9A(h) and 9A(l).